UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 28, 2024

Date of Report (Date of earliest event reported)

GOLDEN STAR ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41694	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hudson Street, 5th Floor,

New York, New York 10013

(Address of Principal Executive Offices, and Zip Code)

(646) 706-5365

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	GODNU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	GODN	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10th) of one Ordinary Share	GODNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information required by Item 1.01 is set forth in Item 7.01 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on February 7, 2024, Golden Star Acquisition Corporation (the “Company”) filed a definitive proxy statement for an extraordinary general meeting of its shareholders originally scheduled to be held at 10:00 a.m. Eastern Time on February 27, 2024, to approve, among other things, a reduced monthly fee payable by G-Star Management Corporation, the sponsor of the Company (the “Sponsor”), or its designee into the trust account to extend the date by which the Company must consummate its initial business combination. On February 27, 2024, the board of directors of the Company decided to postpone the extraordinary general meeting of its shareholders to March 1, 2024 (the “Meeting”) to allow additional time for the Company to engage with its shareholders, and the Company filed a current report on 8-K and a form DEFA 14A accordingly on the same date. The Meeting will be held at 10:00 a.m. Eastern Time on March 1, 2024, at the offices of Wilson Sonsini Goodrich & Rosati at 1301 Avenue of the Americas, 40th Floor New York, NY 10019-6022.

In this Meeting, among others, a proposal (the “Extension Fee Reduction Proposal”) of reducing monthly extension fee payable by the Sponsor (or any of its affiliates or designees) into the trust account (the “Trust Account”) of the Company for extending the date by which the Company must consummate its initial business combination from $0.033 per share (for each monthly extension) to an amount (the “Proposed Reduced Extension Fee”) equal to the lesser of (a) $50,000 for all outstanding public shares of the Company; (b) $0.033 for each outstanding public share of the Company, is submitted to the Company’s shareholders for approval at this Meeting.

In connection with the Extension Fee Reduction Proposal, the Sponsor has signed and delivered a sponsor undertaking letter (the “Sponsor Undertaking Letter”) dated February 28, 2024 to the Company, pursuant to which, the Sponsor (or any of its affiliates or designees) irrevocably agrees to deposit into the Trust Account an amount of $20,000 as an additional extension fee (the “Additional Extension Fee”, together with the Proposed Reduced Extension Fee, the “Total Revised Extension Fee”) to add to the Proposed Reduced Extension Fee in the Extension Fee Reduction Proposal, for each extension commencing from the first extension payment following the approval of the Extension Fee Reduction Proposal. The Additional Extension Fee will be subject to the same terms and conditions applicable to the Proposed Reduced Extension Fee. This Sponsor Undertaking Letter shall automatically terminate on the earlier of (i) the completion of the initial business combination by the Company or (ii) the liquidation of the Company; provided, however, that this Letter Agreement shall earlier terminate automatically in the event that the Extension Fee Reduction Proposal is defeated or not otherwise duly approved. As such, the Total Revised Extension Fee payable by the Sponsor for each extension, if and to the extent the Extension Fee Reduction Proposal approved at the Meeting, will become operative beginning on March 4, 2024 and the 4th of each succeeding month until February 4, 2025.

This Sponsor Undertaking Letter is a voluntary commitment made by the Sponsor, and is not an amendment to the Extension Fee Reduction Proposal. The Extension Fee Reduction remains the same as described in the definitive proxy statement filed by the Company on February 7, 2024.

The foregoing description of the form of Sponsor Undertaking Letter does not purport to be complete and is qualified in its entirety by reference to the form of Sponsor Undertaking Letter filed hereto as Exhibit 10.1 and incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding the entry into sponsor undertaking letter. These statements are based on current expectations on the date of this current report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 7, 2024 and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The definitive proxy statement was mailed to the Company’s shareholders of record on or about February 7, 2024. Investors and security holders of the Company are advised to read the definitive proxy statement because it contains important information about the Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the definitive proxy statement, which may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibits

No.
10.1	Sponsor Undertaking Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Star Acquisition Corporation

Dated: February 28, 2024	By:	/s/ Kenneth Lam
	Name:	Kenneth Lam
	Title:	Chief Financial Officer

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